UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2025
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00746	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 5, 2025, Main Street Capital Corporation (“Main Street”) held its 2025 annual meeting of stockholders
(the “Annual Meeting”). The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 88,557,566 shares of common stock outstanding on the record date, March 4, 2025. The common stockholders of Main Street voted on five matters at the Annual Meeting. The final voting results from the Annual Meeting are as follows:
1.A proposal to elect each of the members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
J. Kevin Griffin	24,034,243	1,098,044	253,587	32,163,127
John E. Jackson	24,720,919	408,955	256,006	32,163,121
Brian E. Lane	23,918,595	1,210,145	257,137	32,163,124
Dunia A. Shive	24,603,559	526,232	256,081	32,163,129
Stephen B. Solcher	24,055,714	1,077,441	252,721	32,163,125
Vincent D. Foster	24,123,812	1,001,270	260,797	32,163,122
Dwayne L. Hyzak	24,811,221	318,999	255,654	32,163,127
2.A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Abstentions
56,751,537	409,895	387,569
3.A proposal to approve, on an advisory basis, the compensation of Main Street’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non- Votes
22,276,327	2,299,290	810,244	32,163,140
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 6, 2025	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel